UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 15, 2021

TopBuild Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-36870	47-3096382
(State or other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

475 North Williamson Boulevard Daytona Beach, Florida	32114
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (386) 304-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BLD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this "Amendment") amends the Current Report on Form 8-K filed by TopBuild Corp. ("TopBuild") with the U.S. Securities and Exchange Commission ("SEC") on October 18, 2021 ("original Form 8-K") regarding TopBuild’s acquisition of DI Super Holdings, Inc. This Amendment amends the original Form 8-K to file the financial statements of the business acquired under Item 9.01(a) and the pro forma financial information under Item 9.01(b), which are filed as exhibits hereto. This Amendment should be read in conjunction with the original Form 8-K and TopBuild’s other filings with the SEC. Except as provided herein, all information in, and the exhibits to, the original Form 8-K remain unchanged.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

The audited consolidated financial statements of DI Super Holdings, Inc. as of and for the fiscal year ended December 31, 2020, and the notes related thereto, are filed as Exhibit 99.1 hereto.  The unaudited condensed consolidated financial statements of DI Super Holdings, Inc. as of and for the nine months ended September 31, 2021, and the notes related thereto, are filed as Exhibit 99.2 hereto.

(b)  Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2021 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2020 and the nine months ended September 30, 2021 are filed as Exhibit 99.3 hereto.

(d)  Exhibits.

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	DI Super Holdings, Inc. and Subsidiaries audited consolidated financial statements as of and for the fiscal year ended December 31, 2020

99.2	DI Super Holdings, Inc. and Subsidiaries unaudited condensed consolidated financial statements as of and for the nine months ended September 30, 2021

99.3	Unaudited pro forma condensed combined financial statements

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOPBUILD CORP.

	By:	/s/ John S. Peterson
		Name:	John S. Peterson
		Title:	Vice President and Chief Financial Officer
Dated: December 29, 2021

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